Exhibit (a)(3)

                       Notice of Guaranteed Delivery

                                    for

                     Tender of Shares of Common Stock

                                    of

                            TriMas Corporation
         Pursuant to the Offer to Purchase dated December 17, 1997
                                    of
                        MascoTech Acquisition, Inc.
                       a wholly owned subsidiary of
                              MascoTech, Inc.
                 (Not to be used for signature guarantees)

               This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares (the "Shares") of common stock, par value $.01 per share, of TriMas Corporation, a Delaware corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to The Bank of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined under "The Tender Offer--Terms of the Offer" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                       The Depositary for the Offer is:

                             The Bank of New York
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                                               By Facsimile
            By Mail:                 (For Eligible Institutions Only):         By Overnight Courier:
  Tender & Exchange Department                (215) 815-6213                Tender & Exchange Department
         P.O. Box 11248                                                          101 Barclay Street
      Church Street Station           Confirm Facsimile by Telephone         Receive and Deliver Window
  New York, New York 10286-1248               1-800-507-9357                  New York, New York 10286

                                                 By Hand:
                                       Tender & Exchange Department
                                            101 Barclay Street
                                        Receive and Deliver Window
                                         New York, New York 10286

                                             ------------------
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               DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

               This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


Ladies and Gentlemen:

               The undersigned hereby tenders to MascoTech Acquisition, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of MascoTech, Inc., upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 17, 1997 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, _______ shares of Common Stock, $0.01 par value per share (the "Shares"), of TriMas Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

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Certificate Nos. (if available):                                               SIGN HERE

---------------------------------------------------        ---------------------------------------------------
                                                                      (Signature(s) of Holder(s))

                                                            Dated:
---------------------------------------------------               --------------------------------------------

Please check one box if Shares will be delivered by         Name(s) of Holder(s):
book-entry transfer:
                                                            --------------------------------------------------
      [ ] The Depositary Trust Company                                     Please type or print
      [ ] The Philadelphia Depositary Company
                                                            --------------------------------------------------
Account No.                                                                 Address of Company
------------------------------------------------------

                                                            --------------------------------------------------
                                                                                                      Zip Code

                                                            --------------------------------------------------
                                                                      Area Code and Telephone Number
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                                 GUARANTEE
                 (Not to be used for signature guarantee)

               The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities
Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three New York Stock Exchange trading days of the date hereof. A "trading day" is any day on which the New York Stock Exchange is open for business.

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-------------------------------------      -------------------------------------
            Name of Firm                              Authorized Signature

-------------------------------------      -------------------------------------
               Address                                      Title

                                           Name:
-------------------------------------           --------------------------------
                             Zip Code                 Please type or print

                                           Dated:
-------------------------------------            -------------------------------
   Area Code and Telephone Number


             DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
    SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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